Exhibit 10.6

Dated: 22nd June, 2010

THE LENDERS AND FINANCIAL INSTITUTIONS SET OUT IN SCHEDULE 1

- and -

DEUTSCHE SCHIFFSBANK AKTIENGESELLSCHAFT
as joint Arranger, Agent, Swap Bank and Security Agent
- and -
UNICREDIT BANK AG
(formerly BAYERISCHE HYPO-UND VEREINSBANK AKTIENGESELLSCHAFT)
as joint Arranger, Swap Bank and Account Bank

- and -

HSH NORDBANK AG
as Swap Bank

- and -

COSTAMARE INC.
as Borrower

- and -

THE CORPORATE GUARANTORS SET OUT IN SCHEDULE 2
as Corporate Guarantors

SECOND SUPPLEMENTAL
AGREEMENT

in relation to a Facility Agreement dated 22nd
July, 2008
for an amount of up to US$1,000,000,000

Theo V. Sioufas & Co.
Law Offices
Piraeus

THIS AGREEMENT is made this 22nd day of June, 2010

B E T W E E N

(1)	THE LENDERS AND FINANCIAL INSTITUTIONS SET OUT IN SCHEDULE 1, as Lenders;

(2)	DEUTSCHE SCHIFFSBANK AKTIENGESELLSCHAFT, as joint Arranger, Agent, Swap Bank and Security Agent;

(3)	UNICREDIT BANK AG (formerly BAYERISCHE HYPO-UND VEREINSBANK AKTIENGESELLSCHAFT), as joint Arranger, Swap Bank and Account Bank;

(4)	HSH NORDBANK AG, as Swap Bank;

(5)	COSTAMARE INC., as Borrower; and

(6)

THE CORPORATE GUARANTORS SET OUT IN SCHEDULE 2, as Corporate Guarantors (hereinafter together called the “Corporate Guarantors” and singly a “Corporate Guarantor”, which expression shall include their respective successors in title)

AND IS SUPPLEMENTAL to a term loan and revolving credit facility agreement dated 22nd July, 2008 made by and among (1) COSTAMARE INC., of the Marshall Islands (therein and hereinafter referred to as the “Borrower”) as borrower, (2) DEUTSCHE SCHIFFSBANK AKTIENGESELLSCHAFT (“DSB”), as joint Arranger, Agent, Swap Bank and Security Agent (3) UNICREDIT BANK AG (then named BAYERISCHE HYPO-UND VEREINSBANK AKTIENGESELLSCHAFT) (“UCB”), as joint Arranger, Swap Bank and Account Bank, and (3) THE LENDERS AND FINANCIAL INSTITUTIONS SET OUT IN SCHEDULE 1 to the Principal Agreement, as Lenders (therein and hereinafter together called the “Lenders”), as amended by a first supplemental agreement dated 23rd April, 2010 made between the Lenders, as Lenders, DSB, as joint Arranger, Agent, Swap Bank and Security Agent, UCB, as joint Arranger, Swap Bank and Account Bank, the Borrower, as borrower and the Corporate Guarantors, as corporate guarantors (hereinafter called the “Principal Agreement”), on the terms and conditions of which the Lenders agreed to make available to the Borrower, as borrower (i) a term loan facility in the amount of up to Seven hundred million United States Dollars (US$700,000,000) and (ii) a revolving credit facility in the maximum amount of up to Three hundred million United States Dollars (US$300,000,000) and in the aggregate not exceeding One billion United States Dollars (US$1,000,000,000), for the purposes therein specified.

W H E R E AS:

(A)

Pursuant to Drawdown Notices from the Borrower to the Agent, the Lenders have advanced to the Borrower the aggregate amount of United States Dollars Nine hundred thirty six million four hundred thirteen thousand sixty three and ninety two cents (US$936,413,063.92) (as the Borrower and the Corporate Guarantors hereby jointly and severally acknowledge), out of which the principal amount outstanding as at the date hereof is United States Dollars Eight hundred seventy two million seven hundred fifty seven thousand eight hundred ninety five and ninety two cents (US$872,757,895.92) (as the Borrower and the Corporate Guarantors hereby jointly and severally acknowledge); and

(B)

the Borrower and the Corporate Guarantors have together requested the Lenders to consent to the reduction of the Security Requirement during the Waiver Period from 125% to 80% and the inclusion of the minimum cash amount equal to 3% of the Loan outstanding, maintained in accordance with clause 8.6.1(c) of the Principal Agreement, to the Security Value as additional security for such ratio’s calculation;

provided, however, that:

(i)

the Margin will increase to one point zero seven five per cent (1.075%) per annum during period commencing on 15th June, 2010 and terminating on the last day of the Waiver Period (31st December, 2011);

(ii)

the Lenders shall be entitled to withdraw their consent to the above reduction of the Security Requirement in case of any substantial alteration of any Approved Charterparty and/or any Existing Charterparty with a remaining charter period exceeding four (4) years from the date hereof;

(iii) any further Revolving Advance to be drawn under the Revolving Facility, will be made available to the Borrower at a margin of two point five zero per cent. (2.50%) per annum; and

(iv) the Borrower shall pay to the Lenders the up-front-waiver fee referred to in clause 4.2,

and the Lenders have agreed so to do conditionally upon terms that (inter alia) the Principal Agreement shall be amended in the manner hereinafter set out.

NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:

1.	Definitions

1.1	Words and expressions defined in the Principal Agreement and not otherwise defined herein (including the Recitals hereto) shall have the same meanings when used in this Agreement.

1.2	In addition, in this Agreement the words and expressions specified below shall have the meanings attributed to them below:

“Effective Date” means the date hereof;

“Facility Agreement” means the Principal Agreement as hereby amended and as the same may from time to time be further amended and/or supplemented; and

“Waiver Period” means the period commencing on 31st December, 2009 and terminating on 31st December, 2011.

1.3	In this Agreement:

	(a)	Where the context so admits words importing the singular number only shall include the plural and vice versa and words importing persons shall include firms and corporations;

	(b)	clause headings are inserted for convenience of reference only and shall be ignored in construing this Agreement;

	(c)	references to Clauses are to clauses of this Agreement save as may be otherwise expressly provided in this Agreement; and

	(d)	all capitalised terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Principal Agreement.

2.	Representations and warranties

2.1

The Borrower and the Corporate Guarantors hereby jointly and severally represent and warrant to the Creditors as at the date hereof that the representations and warranties set forth in the Principal Agreement and the Security Documents (updated mutatis mutandis to the date of this Agreement) are true and correct as if all references therein to “this Agreement” were references to the Principal Agreement as amended and supplemented by this Agreement.

2.2	In addition to the above the Borrower and the Corporate Guarantors hereby jointly and severally represent and warrant to the Creditors as at the date of this Agreement that:

(a)

each of the corporate Security Parties is duly formed, is validly existing and in good standing under the laws of the place of its incorporation and each of the Borrower and the Corporate Guarantors has full power to carry on its business as it is now being conducted and to enter into and perform its obligations under the Principal Agreement, this Agreement and the Security Documents to which is or is to be a party and has complied with all statutory and other requirements relative to its business and does not have an established place of business in any part of the United Kingdom or the USA;

(b)

all necessary licences, consents and authorities, governmental or otherwise under this Agreement, the Principal Agreement and e Security Documents have been obtained and, as of the date of this Agreement, no further consents or authorities are necessary for any of the Security Parties to enter into this Agreement or otherwise perform its obligations hereunder;

	(c)	this Agreement constitutes the legal, valid and binding obligations of the Security Parties thereto enforceable in accordance with its terms;

	(d)	the execution and delivery of, and the performance of the provisions of this Agreement do not, and will not contravene any applicable law or regulation existing at the date hereof or any contractual restriction binding on any of the Security Parties or its respective constitutional documents;

(e)

no litigation, arbitration or administrative proceeding relating to an amount exceeding in respect of (a) the Group cumulatively US$50,000,000 and (b) each Related Company US$3,000,000 is taking place, pending or, to the knowledge of the officers of the Borrower, threatened against the Borrower or any of its Related Companies or any other Security Party which could have a material (in the reasonable opinion of the Majority Lenders) adverse effect on the business, assets or financial condition of the Borrower or any of its Related Companies or any other Security Party; and

	(f)	none of the Borrower and the Corporate Guarantors is in default under any agreement by which it is bound or in respect of any financial commitment, or obligation.

3.	Agreement of the Creditors

3.1

The Creditors relying upon each of the representations and warranties set out in Clause 2 hereby agree with the Borrower, subject to and upon the terms and conditions of this Agreement and in particular, but without limitation, subject to the fulfilment of the conditions precedent set out in Clause 4, to grant their consent on the matters referred to in Recital (B) hereof, subject to amendment of the Principal Agreement in the manner more particularly set out in Clause 5.1 hereof.

4.	Conditions

4.1

The agreement of the Creditors contained in Clause 3.1 shall be expressly subject to the condition that the Agent shall have received on or before the date hereof in form and substance satisfactory to the Agent and its legal advisers:

	(a)	a certificate of good standing or equivalent document issued by the competent authorities of the place of its incorporation in respect of each of the Borrower and the Corporate Guarantors;

(b)

certified and duly legalised copies of resolutions passed at a meeting of the Board of Directors of the Borrower evidencing approval of this Agreement and authorising appropriate officers or attorneys to execute the same and to sign all notices required to be given under this Agreement on its behalf or other evidence of such approvals and authorisations as shall be acceptable to the Agent;

	(c)	all documents evidencing any other necessary action or approvals or consents with respect to this Agreement;

	(d)	the original of any power(s) of attorney issued in favour of any person executing this Agreement on behalf of the Borrower;

(e)

evidence that any fees and commissions payable from the Borrower to the Creditors pursuant to the terms of clause 5.1 of the Principal Agreement or any other provision of the Security Documents have been paid in full; and

	(f)	such further conditions precedent as the Agent may reasonably require.

4.2

The agreement of the Creditors contained in Clause 3.1 shall be expressly subject to the condition that the Agent shall have received, for further distribution to the Lenders pro-rata to their respective Commitments, on or before the date hereof a non-refundable up-front-waiver fee in the amount of Dollars Two million nine hundred fifty five thousand five hundred fifty ($2,955,550) .

5.	Variations to the Principal Agreement

5.1

In consideration of the agreement of the Creditors contained in Clause 3.1, the Borrower and the Corporate Guarantors hereby jointly and severally agree with the Creditors that (subject to the satisfaction of the conditions precedent contained in Clause 4) with effect from the Effective Date, the provisions of the Principal Agreement shall be varied and/or amended and/or supplemented as follows:

	(a)	with effect from the 31st December, 2009 and for the duration of the Waiver Period only:

		i.	the following new definition is inserted in clause 1.2 of the Principal Agreement:

““Waiver Period” means the period commencing on 31st December, 2009 and terminating on 31st December, 2011;”;

		ii.	the definitions “Security Requirement” and “Security Value” are hereby amended to read as follows:

““Security Requirement” means the amount in Dollars (as certified by the Agent whose certificate shall, in the absence of manifest error, be conclusive and binding on the Borrower) which is at any relevant time One hundred and twenty five percent (125%) of the aggregate of (i) the Term Loan and (ii) the Revolving Advances and (iii) the Swap Exposure provided that during the Waiver Period the figure “one hundred and twenty five percent (125%)” is replaced with “eighty percent (80%)”; and

“Security Value” means the amount in Dollars (as certified by the Agent whose certificate shall, in the absence of manifest error, be conclusive and binding on the Borrower and the Lenders) which is, at any relevant time, the aggregate of (a) the aggregate Market Value of the Mortgaged Ships as most recently determined in accordance with clause 8.2.3 or, as the case may be, 8.2.4, (b) the market value of any additional security for the time being actually provided to the Creditors or any of them pursuant to clause 8.2 (if any) and (during the Waiver Period only) (c) the aggregate minimum cash amount equal to 3% of the Loan outstanding maintained in accordance with clause 8.6.1(c) of the Principal Agreement;”;

provided, however, that in case of any substantial alteration of any Approved Charterparty and/or any Existing Charterparty of a remaining charter period exceeding four (4) years from the date hereof without the prior written consent of the Lenders, the Lenders shall be entitled, by notice to the Borrowers, to withdraw their consent to the above amendments of the Principal Agreement and such amendments shall be forthwith terminated and shall be of no effect whatsoever; and

(b)	with effect from the date hereof the following proviso is added to 8th line of clause 2.2(a) after “Tranche B Ship”:

“provided however that with effect from 15th June, 2010 any further Revolving Advance to be drawn under the Revolving Facility, will be made available to the Borrower at a margin of two point five zero per cent. (2.50%) per annum;”;

(c)

with effect from the date hereof and for the remainder of the Waiver Period only, the Borrower and the Owners undertake with each Creditor that none of the Borrower and the Owners will declare or pay any dividends or distribute any of its present or future assets, undertakings, rights or revenues to any of its shareholders without the Lenders’ prior written consent, provided however that in the event that the Borrower is listed in the New York Stock Exchange or NASDAQ and subject to no Event of Default having occurred and being continuing, such Lenders’ consent shall not be required if the ratio of Total Liabilities (after deducting all Cash and Cash Equivalents) to Market Value Adjusted Total Assets (after deducting all Cash and Cash Equivalents) does not exceed 0.80:1;

(d)	with effect from the date hereof and for the remainder f the Waiver Period only, the following proviso shall be added in clause 3.1 of the Principal Agreement:

““and provided further that during the period commencing on 15th June, 2010 and terminating on the last day of the Waiver Period (31st December, 2011) the Margin shall be increased by 0.225% i.e. the Margin payable during such period shall be one point one two five per cent (1.075%) per annum;”;

provided, however, that upon the expiration of the Waiver Period the effect of the amendments of the Principal Agreement referred to in paragraphs (a), (c) and (d) of this clause 5.1 shall be forthwith terminated and such amendments shall be of no effect whatsoever;

(e)

with effect from the Effective Date all references in the Principal Agreement to “this Agreement”, “hereunder” and the like in the Principal Agreement and “the Agreement” in the Security Documents shall be construed as references to the Principal Agreement as amended and/or supplemented by this Agreement; and

(f)

the definition “Security Documents” with effect as from the date hereof shall be deemed to include the Security Documents as amended and/or supplemented in pursuance to the terms hereof as well as any document or documents (including if the context requires the Facility Agreement) that may now or hereafter be executed as security for the repayment of the Outstanding Indebtedness payable to the Creditors under the Principal Agreement (as hereby amended) and the Security Documents (as herein defined) as well as for the performance by the Borrower and the other Security Parties of all obligations, covenants and agreements pursuant to the Principal Agreement, this Agreement and/or the Security Documents.

6.	Entire agreement and amendment

6.1

The Principal Agreement, the other Security Documents, and this Agreement represent the entire agreement among the parties hereto with respect to the subject matter hereof and supersede any prior expressions of intent or understanding with respect to this transaction and may be amended only by an instrument in writing executed by the parties to be bound or burdened thereby.

6.2

This Agreement is supplementary to and incorporated in the Principal Agreement, all terms and conditions whereof, including, but not limited to, provisions on payments, calculation of interest and Events of Default, shall apply to the performance and interpretation of this Agreement.

7.	Continuance of Principal Agreement and the Security Documents

7.1

Save for the alterations to the Principal Agreement made or deemed to be made pursuant to this Agreement and such further modifications (if any) thereto as may be necessary to make the same consistent with the terms of this Agreement the Principal Agreement shall remain in full force and effect and the security constituted by the Security Documents executed by the Borrower and the other Security Parties shall continue and remain valid and enforceable.

8.	Continuance and reconfirmation of the Corporate Guarantees

8.1

Each of the Corporate Guarantors hereby respectively confirms that, notwithstanding the variation to the Principal Agreement contained herein, the provisions of each Corporate Guarantee executed by such Corporate Guarantor shall remain in full force and effect as guarantee of the obligations of the Borrower under the Principal

Agreement as amended hereby and in respect of all sums due to the Creditors under the Principal Agreement (as so amended) and the Security Documents.

9.	Fees and Expenses

9.1

The Borrower agrees to pay to the Creditors upon demand on a full indemnity basis and from time to time all reasonable and documented costs, charges and expenses (including legal fees) incurred by the Creditors (or any of them) in connection with the negotiation, preparation, execution and enforcement or attempted enforcement of this Agreement and any document executed pursuant thereto and/or in preserving or protecting or attempting to preserve or protect the security created hereunder and/or the other Security Documents.

9.2

The Borrower and the Corporate Guarantors jointly and severally covenant and agree to pay and discharge all stamp duties, registration and recording fees and charges and any other charges whatsoever and wheresoever payable or due in respect of this Agreement and/or any document executed pursuant hereto.

10.	Miscellaneous

10.1

The provisions of Clause 15 (Assignment, Transfer and Lending Office) and 17.1 (Notices) and 17.2 (Notices through the Agent) of the Principal Agreement (as such Clause is hereby amended) shall apply to this Agreement as if the same were set out herein in full.

10.2	No term of this Agreement is enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not party to this Agreement.

11.	Applicable law and jurisdiction

11.1

This letter shall be governed by and construed in accordance with English law and the provisions of Clause 18 (Governing Law and Jurisdiction) of the Principal Agreement as hereby amended shall extend and apply to this Agreement as if the same were (mutatis mutandis) set out herein in full.

IN WITNESS whereof the parties hereto have caused this Agreement to be duly executed the date first above written.

Schedule 1
The Lenders and their Commitments (originally)

		Commitment (US$)
Name	Address and fax numbers	Term Loan Facility	Revolving Facility
Deutsche Schiffsbank Aktiengesellschaft	Lending Office	210,000,000	90,000,000
	Domshof 17, 28195 Bremen,
	Federal Republic of Germany

	Address for Notices
	Deutsche Schiffsbank Aktiengesellschaft
	Domshof 17, 28195 Bremen,
	Federal Republic of Germany
	Fax No.: +49 421 3609 293
	email:
	Sandrina.Zurmuehlen@schiffsbank.com
	Attn: International Loans
UniCredit Bank AG	Lending Office	210,000,000	90,000,000
(formerly Bayerische Hypo-Und Vereinsbank Aktiengesellschaft)	UniCredit Bank AG, 7 Heraklitou Street, 106 73 Athens, Greece

	Address for Notices
	UniCredit Bank AG,
	62 Notara Street, 185 35, Piraeus, Greece
	Fax No.: +30 210 4126597
	e-mail:vassilis.mantzavinos@unicreditgroup.gr
	Attn: Mr. Vassilis Mantzavinos
Credit Suisse AG	Lending Office	140,000,000	60,000,000
	St. Alban-Graben 1, CH-4002 Basel, Switzerland
	Fax No.: 41 61 266 79 39
	e-mail:lydia.lampadaridou@credit-suisse.com

	Address for Notices
	St. Alban-Graben 1, CH-4002 Basel, Switzerland
	Fax No.: 41 61 266 79 39
	e-mail:lydia.lampadaridou@credit- suisse.com
	Attn: Ms. Lydia Lampadaridou
HSH Nordbank AG	Lending Office	105,000,00	45,000,000
	Gerhart-Hauptmann-Platz 50, 20095 Hamburg,
	Federal Republic of Germany

	Address for Notices
	Gerhart-Hauptmann-Platz 50, 20095
	Hamburg,
	Federal Republic of Germany
	Fax No.: +49 40/3333 34118
	Attention: Mr. Jan Herzel
	e-mail:jan.herzel@hsh-nordbank.com

		Commitment (US$)
Name	Address and fax numbers	Term Loan Facility	Revolving Facility
Fortis Bank S.A./N.V.	Lending Office	35,000,000	15,000,000
	94 Vas. Sofias Ave. & 1 Kerasountos Str.
	115 28 Athens, Greece,

	Address for Notices
	94 Vas. Sofias Ave. &1 Kerasountos Str.
	115 28 Athens, Greece,
	Fax No.: +30 210 7468318
	e-mail: dimitris.christacopoulos@ fortis.com

	Attn: Mr. Dimitris Christacopoulos
	Total Commitment	700,000,000	300,000,000

EXECUTION PAGE

THE BORROWER

SIGNED by	)
Mr. Konstantinos Zacharatos	)
for and on behalf of	)
COSTAMARE INC.	)
as Borrower	)
in the presence of:	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address: 13 Defteras Merarchias Street
185 35 Piraeus, Greece
Occupation: Attorney-at-Law

THE CREDITORS

SIGNED by	)
Mr. Charalambos V. Sioufas	)
for and on behalf of	)
Deutsche Schiffsbank Aktiengesellschaft,	)
as joint Arranger, Security Agent, Swap Bank,	)
Agent and Lender	)
in the presence of:	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address: 13 Defteras Merarchias Street
185 35 Piraeus, Greece
Occupation: Attorney-at-Law

SIGNED by	)
Mrs. Anastasia Kerpinioti and Mr. Pericles Lycoudis	)
for and on behalf of	)	Attorney-in-fact
Unicredit Bank Ag	)
(formerly Bayerische Hypo-Und	)
Vereinsbank Aktiengesellschaft),	)
as joint Arranger,	)
Account Bank, Swap Bank and Lender	)
in the presence of:	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address: 13 Defteras Merarchias Street
185 35 Piraeus, Greece
Occupation: Attorney-at-Law

SIGNED by	)
Mr. Charalambos V. Sioufas	)
for and on behalf of	)
Credit Suisse AG,	)
(formerly CREDIT SUISSE), as Lender	)
in the presence of:	)	Authorised Officer

Witness:
Name: Efstratios Kalantzis
Address:13 Defteras Merarchias Street
185 35 Piraeus, Greece
Occupation: Attorney-at-Law

SIGNED by	)
Mr. George Arcadis and Dimitrios Christakopoulos	)
for and on behalf of	)	Authorised Officer
Fortis Bank S.A./N.V.,	)
as Lender	)
in the presence of:	)
Attorney-in-fact	)
Authorized Officer

Witness:
Name: Efstratios Kalantzis
Address:13 Defteras Merarchias Street
185 35 Piraeus, Greece
Occupation: Attorney-at-Law

SIGNED by	)
Mr. Charalambos V. Sioufas	)
for and on behalf of	)
Fortis Bank S.A./N.V.,	)
as Lender	)
in the presence of:	)
Attorney-in-fact	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address:13 Defteras Merarchias Street
185 35 Piraeus, Greece
Occupation: Attorney-at-Law

SIGNED by	)
Mr. Charalambos V. Sioufas	)
for and on behalf of	)
HSH NordBank AG.,	)
as Lender and Swap Bank	)
in the presence of:	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address: 13 Defteras Merarchias Street
185 35 Piraeus, Greece
Occupation: Attorney-at-Law

THE CORPORATE GUARANTORS
SIGNED by Mr. Konstantinos Zacharatos	)
for and on behalf of	)
ACHILLEAS MARITIME CORPORATION,	)
of Liberia, in the presence of:	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address: 13 Defteras Merarchias Street
185 35 Piraeus, Greece
Occupation: Attorney-at-Law

SIGNED by Mr. Konstantinos Zacharatos	)
for and on behalf of	)
ALEXIA TRANSPORT CORP.,	)
of Liberia, in the presence of:	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address: 13 Defteras Merarchias Street
185 35 Piraeus, Greece
Occupation: Attorney-at-Law

SIGNED by Mr. Konstantinos Zacharatos	)
for and on behalf of	)
angistri corporation.,	)
of Liberia, in the presence of:	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address: 13 Defteras Merarchias Street
185 35 Piraeus, Greece
Occupation: Attorney-at-Law

SIGNED by Mr. Konstantinos Zacharatos	)
for and on behalf of	)
costa chille maritime corporation.,	)
of Liberia, in the presence of:	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address: 13 Defteras Merarchias Street
185 35 Piraeus, Greece
Occupation: Attorney-at-Law

SIGNED by Mr. Konstantinos Zacharatos	)
for and on behalf of	)
FANAKOS MARITIME CORPORATION.,	)
of Liberia, in the presence of:	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address: 13 Defteras Merarchias Street
185 35 Piraeus, Greece
Occupation: Attorney-at-Law

SIGNED by Mr. Konstantinos Zacharatos	)
for and on behalf of	)
FASTSAILING MARITIME CO.,	)
of Liberia, in the presence of:	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address: 13 Defteras Merarchias Street
185 35 Piraeus, Greece
Occupation: Attorney-at-Law

SIGNED by Mr. Konstantinos Zacharatos	)
for and on behalf of	)
FLOW SHIPPING CO.,	)
of Liberia, in the presence of:	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address: 13 Defteras Merarchias Street
185 35 Piraeus, Greece
Occupation: Attorney-at-Law

SIGNED by Mr. Konstantinos Zacharatos	)
for and on behalf of	)
HONAKER SHIPPING COMPANY,	)
of Liberia, in the presence of:	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address: 13 Defteras Merarchias Street
185 35 Piraeus, Greece
Occupation: Attorney-at-Law

SIGNED by Mr. Konstantinos Zacharatos	)
for and on behalf of	)
KALAMATA SHIPPING CORPORATION,	)
of Liberia, in the presence of:	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address: 13 Defteras Merarchias Str. Piraeus, Greece
Occupation: Attorney-at-Law

SIGNED by Mr. Konstantinos Zacharatos )
for and on behalf of	)
MARINA MARITIME CORPORATION,	)
of Liberia, in the presence of:	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address: 13 Defteras Merarchias Street
185 35 Piraeus, Greece
Occupation: Attorney-at-Law

SIGNED by Mr. Konstantinos Zacharatos	)
for and on behalf of	)
MARVISTA MARITIME INC.,	)
of Liberia, in the presence of:	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address: 13 Defteras Merarchias Street
185 35 Piraeus, Greece
Occupation: Attorney-at-Law

SIGNED by Mr. Konstantinos Zacharatos	)
for and on behalf of	)
MERTEN SHIPPING CO.,	)
of Liberia, in the presence of:	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address: 13 Defteras Merarchias Street
185 35 Piraeus, Greece
Occupation: Attorney-at-Law

SIGNED by Mr. Konstantinos Zacharatos	)
for and on behalf of	)
MIKO SHIPPING CO.,	)
of Liberia, in the presence of:	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address: 13 Defteras Merarchias Str., Piraeus, Greece
Occupation: Attorney-at-Law

SIGNED by Mr. Konstantinos Zacharatos	)
for and on behalf of	)
NAVARINO MARITIME CORPORATION,	)
of Liberia, in the presence of:	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address: 13 Defteras Merarchias Street
185 35 Piraeus, Greece
Occupation: Attorney-at-Law

SIGNED by Mr. Konstantinos Zacharatos	)
for and on behalf of	)
SIMS SHIPPING CO.,	)
of Liberia, in the presence of:	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address: 13 Defteras Merarchias Street
185 35 Piraeus, Greece
Occupation: Attorney-at-Law

SIGNED by Mr. Konstantinos Zacharatos	)
for and on behalf of	)
TAKOULIS MARITIME CORPORATION,	)
of Liberia, in the presence of:	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address: 13 Defteras Merarchias Str., Piraeus, Greece
Occupation: Attorney-at-Law

SIGNED by Mr. Konstantinos Zacharatos	)
for and on behalf of	)
WEST END SHIPPING CO. LTD.,	)
of Liberia, in the presence of:	)	Attorney-in-fact

Witness:
Name: Efstratios Kalantzis
Address: 13 Defteras Merarchias Street
185 35 Piraeus, Greece
Occupation: Attorney-at-Law

SCHEDULE 2

List of Corporate Guarantors

ACHILLEAS MARITIME CORPORATION

ANGISTRI CORPORATION

Alexia Transport Corp.

Costachille Maritime Corporation

Fanakos Maritime Corporation

Fastsailing Maritime Co.

Flow Shipping Co.

Honaker Shipping Company

Kalamata Shipping Corporation

Marina Maritime Corporation

Marvista Maritime Inc.

Merten Shipping Co.

Miko Shipping Co.

Navarino Maritime Corporation

Sims Shipping Co.

Takoulis Maritime Corporation and

West End Shipping Co. Ltd.